SECURITIES EXCHANGE AGREEMENT

This Securities Exchange Agreement (this “Agreement”) is dated as of September 12, 2017, between Document Security Systems, Inc., a New York corporation (the “Company”), and Hengfai Business Development Pte Ltd., a company incorporated in Singapore (“HBD”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, and in reliance upon the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 144 promulgated under the Securities Act, the Company desires to issue and sell to HBD, and HBD desires to purchase from the Company, securities of the Company as more fully described in this Agreement; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to purchase from HBD securities of Singapore eDevelopment Limited, a company incorporated in Singapore and publicly-listed on the Singapore Exchange Limited (“SED”) as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and HBD agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares and the purchase and sale of the SED Shares and Warrants pursuant to Section 2.1(a).

“Closing Date” means the Trading Day on which all of the Transaction Documents required pursuant to Section 2.1(a) have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) HBD’s obligations to deliver the SED Shares and the Warrants within fifteen (15) Trading Days of the Closing, and (ii) the Company’s obligations to deliver the Shares for the Closing, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value US$0.02 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or SED or their respective Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Intellectual Property” means adequate rights to use all patents, patent applications, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, trademark registrations, service marks, service mark registrations, trade names, mask work rights and other intellectual property necessary to carry on the business now operated by a party hereto or proposed to be operated by it as described in the SEC Reports or SGX Reports, as the case may be.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of a party hereto and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on such party’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Permits” means all certificates, authorizations and permits issued by the applicable federal, state, local or foreign regulatory authorities necessary for a party hereto to conduct its business as described in the SEC Reports or SGX Reports, as the case may be, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Required Approvals” means a requirement to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by a party hereto of the Transaction Documents that has not been obtained, other than: (i) the filings required pursuant to Section 4.3 of this Agreement, (ii) application(s) to the Trading Market or the SED Trading Market, as the case may be, for the listing of the Shares or SED Shares, respectively, for trading thereon in the time and manner required thereby, and (iii) such filings as may be required to be made under applicable state securities laws.

“Regulation S” means Regulation S promulgated under the Securities Act, including Rules 901 through 905 thereof.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“SED Common Stock” means the ordinary shares in the capital of SED.

“SED Shares” means 21,196,552 shares of SED Common Stock sold to the Company pursuant to this Agreement

“SED Trading Market” means the Singapore Stock Exchange.

“SGX Reports” shall have the meaning ascribed to such term in Section 3.2(h).

“Shares” means the 683,000 shares of Common Stock issued to HBD pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means any subsidiary of the Company, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

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“Trading Day” means a day on which the principal Trading Market is open for trading, in the case of the Common Stock, and a day on which the SED Trading Market is open for trading, in the case of the SED Common Stock.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer and Trust Company, LLC, the current transfer agent of the Company, and any successor transfer agent of the Company.

“Warrants” means the warrants to purchase up to 105,982,759 shares of SED Common Stock sold pursuant to this Agreement with a three-year term and an exercise price of SGD0.040 per share. Any Warrants not exercised will automatically lapse upon the expiry of the three-year term.

ARTICLE II.

PURCHASE AND SALE

2.1	Closing.

(a) Closing. On the Closing Date (except as described in Section 2.1(a)(iv), below), upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto:

(i) the Company agrees to issue and sell, and HBD agrees to purchase, the Shares;

(ii) HBD Agrees to sell, and the Company agrees to purchase, the SED Shares and the Warrants;

(iii) the Company shall deliver to HBD the Shares and the other items set forth in Section 2.2 deliverable at Closing; and

(iv) HBD shall deliver to the Company this Agreement at the Closing and the SED Shares and the Warrants within fifteen (15) Trading Days of the Closing.

Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at such location as the parties shall mutually agree.

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2.2	Deliveries.

(a) On or prior to the Closing Date (except as otherwise required hereby), the Company shall deliver or cause to be delivered to HBD the following:

(i) this Agreement duly executed by the Company;

(ii) book-entry documentation representing the Shares within five (5) Trading Days following Closing.

(b) On or prior to the Closing Date, HBD shall deliver or cause to be delivered to the Company, this Agreement duly executed by HBD;

(c) Within fifteen (15) Trading Days following the Closing, HBD shall deliver:

(i) the Warrants; and

(ii) a DWAC or other similar electronic transfer to Company’s designated brokerage account representing the SED Shares within fifteen (15) Trading Days following Closing.

2.3	Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of HBD contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of HBD required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by HBD of the items set forth in Section 2.2(b) of this Agreement; and

(iv) there shall have been no Material Adverse Effect with respect to HBD since the date hereof.

(b) The obligations of HBD hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, in which case they shall be accurate as of such date);

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(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the Shares shall have been approved for listing on the Trading Market;

(iv) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Company’s previously filed SEC Reports, or in a disclosure schedule delivered by the Company to HBD prior to the execution of this Agreement, which shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained therein, the Company hereby makes the following representations and warranties to HBD:

(a) Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents that has not been obtained, other than the Required Approvals.

(f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the exercise of the Warrants.

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(g) Capitalization. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s incentive stock plan and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents except for any such rights that have been waived. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than HBD) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(i) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), or (ii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(j) Regulatory Permits. The Company and the Subsidiaries possess all Material Permits, except where the failure to possess such Material Permits could not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(l) Intellectual Property. The Company and its Subsidiaries own or possess all Intellectual Property, except where the lack of such ownership or rights to use would not have a Material Adverse Effect. The Company is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any of the Company’s Intellectual Property or the operation of the Company’s business. The Company and its subsidiaries have taken all steps necessary to perfect its ownership of and interest in the Company’s Intellectual Property.

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(m) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to USD$2,000,000. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(n) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. HBD shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(o) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(p) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. As disclosed in the Company’s SEC Reports, the Company has been notified by the NYSE MKT that is not in compliance with certain of the NYSE MKT’s continued listing standards as of the Closing Date, and can make no assurances that it will be able to maintain the current listing of the Common Stock on that exchange.

(q) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided HBD or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise publicly disclosed. The Company understands and confirms that HBD will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to HBD regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that HBD does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(r) No Integrated Offering. Assuming the accuracy of HBD’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(s) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(t) Accountants. To the knowledge and belief of the Company, the Company’s accounting firm (i) is a registered public accounting firm as required by the Exchange Act, and (ii) has expressed, in the Company’s most recent Form 10-K, its opinion with respect to the financial statements included in the Company’s Annual Report for the fiscal year ended December 31, 2016.

(u) Acknowledgment Regarding HBD’s Purchase of the Shares. The Company acknowledges and agrees that HBD is acting solely in the capacity of an arm’s length company with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that HBD is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by HBD or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to HBD’s purchase of the Shares. The Company further represents to HBD that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(v) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

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(w) Experience of the Company. The Company, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the SED Shares and the Warrants, and has so evaluated the merits and risks of such investment. The Company is able to bear the economic risk of an investment in the SED Shares and the Warrants and is able to afford a complete loss of such investment.

(x) Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Company has not, nor has any Person acting on behalf of or pursuant to any understanding with the Company directly or indirectly executed any purchases or sales, including Short Sales, of the securities of SED during the period commencing as of the time that the Company first received a term sheet (written or oral) from HBD or any other Person representing HBD setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement, the Company has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(y) Access to Information. The Company acknowledges that it and its authorized representatives has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SGX Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of HBD and SED concerning the terms and conditions of the offering of the SED Shares and the Warrants and the merits and risks of investing in the SED Shares and Warrants; (ii) access to information about SED and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that HBD or SED possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

HBD acknowledges and agrees that the representations contained in Section 3.1 shall not modify, amend or affect the Company’s right to rely on HBD’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

3.2 Representations and Warranties of HBD. Except as set forth in SGX Reports, or in a disclosure schedule delivered by HBD to the Company prior to the execution of this Agreement, which shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained therein, HBD hereby makes the flowing representations and warranties to the Company:

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(a) Organization and Qualification. HBD is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. HBD is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. HBD is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. HBD has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by HBD and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of HBD and no further action is required by HBD, the Board of Directors or HBD’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by HBD and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of HBD enforceable against HBD in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by HBD of this Agreement and the other Transaction Documents to which it is a party, the sale of the SED Shares and Warrants and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of HBD’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of HBD, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing HBD debt or otherwise) or other understanding to which HBD is a party or by which any property or asset of HBD is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which HBD is subject (including federal and state securities laws and regulations), or by which any property or asset of HBD is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(d) Filings, Consents and Approvals. HBD is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by HBD of the Transaction Documents that has not been obtained, other than the Required Approvals.

(e) SED Shares. The SED Shares are, and the shares of SED Common Stock issuable upon exercise of the Warrants will be, duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by SED. SED has reserved from its duly authorized capital stock the maximum number of shares of SED Common Stock issuable pursuant to the exercise of the Warrants. HBD has full right and title to the SED Shares and the Warrants, free of any Liens or encumbrances and free of any contractual restrictions on transfer. HBD beneficially owns 69.51% of the outstanding securities of SED.

(f) Capitalization. SED has not issued any capital stock since its most recently filed SGX Report. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents except for any such rights that have been waived. The sale of the SED Shares and Warrants will not obligate SED to issue shares of SED Common Stock or other securities to any Person (other than the Company) and will not result in a right of any holder of SED securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of SED are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all applicable securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the SED Board of Directors, the HBD Board of Directors or others is required for the issuance and sale of the SED Shares and Warrants. There are no stockholders agreements, voting agreements or other similar agreements with respect to SED’s capital stock to which HBD or SED is a party or, to the knowledge of HBD, between or among any of SED’s stockholders.

(g) SGX Reports; Financial Statements. SED has filed all reports, schedules, forms, statements and other documents required to be filed by SED by applicable law and with the SED Trading Market for the twelve months preceding the date hereof (or such shorter period as SED was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SGX Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SGX Reports prior to the expiration of any such extension. As of their respective dates, the SGX Reports complied in all material respects with the requirements of applicable law and the SED Trading Market, and none of the SGX Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of SED included in the SGX Reports comply in all material respects with applicable accounting requirements and applicable rules and regulations, including those of the SED Trading Market, with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted international accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes so required, and fairly present in all material respects the financial position of SED and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(h) Compliance. Neither SED nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by SED or any Subsidiary under), nor has SED or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), or (ii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(i) Regulatory Permits. SED and its Subsidiaries possess all Material Permits, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect, and neither SED nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(j) Title to Assets. SED and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of SED and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by SED and the Subsidiaries and (ii) Liens for the payment of governmental or other taxes, for which appropriate reserves have been made in accordance with generally accepted international accounting practices and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by SED and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which SED and the Subsidiaries are in compliance.

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(k) Intellectual Property. SED and its Subsidiaries own or possess all Intellectual Property, except where the lack of such ownership or rights to use would not have a Material Adverse Effect. SED is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any of SED’s Intellectual Property or the operation of SED’s business. SED and its subsidiaries have taken all steps necessary to perfect its ownership of and interest in SED’s Intellectual Property.

(l) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by SED or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(m) Listing and Maintenance Requirements. The SED Common Stock is listed on the SED Trading Market, and SED has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the listing of the SED Common Stock on the SED Trading Market, nor has SED received any notification that termination of such listing is contemplated.

(n) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, HBD confirms that neither it nor any other Person acting on its behalf has provided the Company or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise publicly disclosed. HBD understands and confirms that the Company will rely on the foregoing representation in effecting transactions in securities of SED. All of the disclosure furnished by or on behalf of HBD or SED to the Company regarding SED and its Subsidiaries, their respective businesses and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. HBD acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.

(o) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, SED and its Subsidiaries each (i) has made or filed all applicable income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of SED know of no basis for any such claim.

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(p) Acknowledgment Regarding the Company’s Purchase of the SED Shares and Warrants. HBD acknowledges and agrees that the Company is acting solely in the capacity of an arm’s length company with respect to the Transaction Documents and the transactions contemplated thereby. HBD further acknowledges that the Company is not acting as a financial advisor or fiduciary of HBD (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Company or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Company’s purchase of the SED Shares and Warrants. HBD further represents to the Company that HBD’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by HBD and its representatives.

(q) Own Account; Understandings or Arrangements. HBD understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling the Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of the Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting HBD’s right to sell the Shares in compliance with applicable federal and state securities laws).

(r) Purchaser Status. At the time HBD was offered the Shares, it and its principals were, and as of the Closing Date, it and its principals will be an “accredited investor” as defined in Rule 501(a) under the Securities Act. HBD not a “U.S. person” (as such term is defined in Rule 902of Regulation S) and is not acquiring the Shares for the account or benefit of any U.S. Person.

(s) Experience of HBD. HBD, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. HBD is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

(t) No General Solicitation. HBD is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(u) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, HBD has not, nor has any Person acting on behalf of or pursuant to any understanding with HBD, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that HBD first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement, HBD has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

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(v) Access to Information. HBD acknowledges that it and its authorized representatives has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect HBD’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Furnishing of Information. Until the time that HBD owns no Shares, the Company agrees to use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Until the time that the Company owns no SED Shares or Warrants, HBD agrees to use commercially reasonable efforts to cause SED to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by SED after the date hereof with the SED Trading Market.

4.2 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

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4.3 Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K, including descriptions of the Transaction Documents or including the form Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. HBD shall file any report required by the SED Trading Market or applicable law required by the execution of this Agreement within the required timeframe.

4.4 Shareholder Rights Plan. No claim will be made or enforced by either party hereto or, with the consent of such party, any other Person, that either party is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by such party, or that such party could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving the securities purchased by the party pursuant to the Transaction Documents or under any other agreement between the Company and HBD.

4.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, each party hereto covenants and agrees with the other party that neither it, nor any other Person acting on its behalf will provide the other party or its agents or counsel with any information that the providing party believes constitutes material non-public information, unless prior thereto the other party shall have entered into a written agreement with the providing party regarding the confidentiality and use of such information. Each party hereto understands and confirms that the other party shall be relying on the foregoing covenant in effecting transactions in securities of the other party.

4.6 Reservation of SED Common Stock. HBD hereby agrees to use commercially reasonable best efforts to cause SED to continue to reserve and keep available at all times a sufficient number of shares of SED Common Stock for the purpose of enabling SED to issue shares of SED Common Stock upon the exercise of the Warrants.

4.7 Listing of Common Stock. The Company hereby agrees to use commercially reasonable best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then use commercially reasonable best efforts to include in such application all of the Shares, and will take such other action as is necessary and commercially reasonable to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. As previously disclosed in its SEC Reports, the Company is not in compliance with certain listing standards of the NYSE MKT as of the Closing Date of this Agreement, and can provide no assurances that it will be successful in maintaining its current listing on that exchange.

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4.8 Listing of SED Common Stock. HBD hereby agrees to use commercially reasonable best efforts to cause SED to maintain the listing or quotation of the SED Common Stock on the SED Trading Market on which it is currently listed. HBD further agrees, that if SED applies to have the SED Common Stock traded on any other SED Trading Market, HBD will then use commercially reasonable best efforts to cause SED to include in such application all of the SED Shares (including shares of SED Common Stock issuable upon the exercise of the Warrants), and will take such other action as is necessary and commercially reasonable to cause all of the SED Shares (including shares of SED Common Stock issuable upon the exercise of the Warrants) to be listed or quoted on such other SED Trading Market as promptly as possible. HBD will then take all action reasonably necessary to cause SED to continue the listing and trading of the SED Common Stock on an SED Trading Market and to cause SED to comply in all respects with SED’s reporting, filing and other obligations under the bylaws or rules of the SED Trading Market.

4.9 Certain Transactions and Confidentiality. Each party covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, each party will maintain the confidentiality of the existence and terms of this Agreement.

4.10 Restrictive Legend. HBD understands that the Shares will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws and, as such, any stock certificate representing the issuance of Shares under this Agreement shall bear the following required restrictive legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

4.11 Regulation S Compliance. Neither HBD, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S) in connection with the offering of the Shares and HBD has complied and will comply with the offering restrictions requirement of Regulation S. HBD, if it decides to offer, sell or otherwise transfer, pledge or hypothecate all or any part of the Shares, will not offer, sell or otherwise transfer, pledge or hypothecate any of such securities (other than pursuant to an effective registration statement under the Act), directly or indirectly unless (i) the sale is to the Company, (ii) the sale is made outside the United States in accordance with the requirements of Rule 904 of Regulation S, (iii) the sale is made pursuant to the exemption from registration under the Act provided by Rule 144 thereunder, if available, and in compliance with any applicable state securities laws, or (iv) with the prior written consent of the Company, the sale is made pursuant to another exemption from registration under the Securities Act and any applicable state securities laws, provided that in the case of subparagraphs (iii) and (iv), a written opinion of legal counsel reasonably satisfactory to the Company is addressed and provided to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act or any applicable state securities laws.

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4.12 Lock Up. Each of the Company and HBD irrevocably agrees that, for two (2) years following the Closing Date, it will not (i) offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by it or any Affiliate or (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to the Shares, in the case of HBD, and the SED Shares, the Warrants and the shares of SED Common Stock issuable upon exercise of the Warrants in the case of the Company, or (iii) publicly announce the intention to effect any of the transactions covered in clauses (i) and (ii) above. Each of the Company and HBD also agrees and consents to the entry of stop-transfer instructions of the other party preventing the Transfer Agent or comparable entity from effecting any actions in violation of this Section 4.12, to extent permitted by local laws, regulations and rules of the applicable Trading Market or SED Trading Market. Notwithstanding the foregoing, the restrictions set forth above shall not apply to a transfer to a Subsidiary of either party for any legitimate corporate purposes; provided that it shall be a condition to such transfer that the transferee Subsidiary execute an agreement stating that the transferee Subsidiary is receiving and holding such securities subject to the provisions of this Agreement.

ARTICLE V.

MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to HBD. HBD shall pay all comparable transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by HBD), stamp taxes and other taxes and duties levied in connection with the delivery of any SED Shares or Warrants (including shares of SED Common Stock issuable upon the exercise of the Warrants).

5.2 Entire Agreement. The Transaction Documents, together with any exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail, with confirmation of delivery, at the facsimile number or e-mail address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile, with confirmation of delivery, at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) upon delivery if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and HBD or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (other than by merger). Either party may assign any or all of its rights under this Agreement to any Person to whom that party assigns or transfers any securities purchased pursuant to this Agreement, provided that such transferee agrees in writing to be bound, with respect to the transferred securities, by the provisions of the Transaction Documents that apply to the assigning party.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof, effective upon receipt. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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5.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.11 Replacement of Shares or Warrants. If any certificate or instrument evidencing any Shares, SED Shares or Warrants is mutilated, lost, stolen or destroyed, the issuing party shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the other party of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares, SED Shares or Warrants.

5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, HBD and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.13 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

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5.14 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock or HBD Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock or HBD Common Stock that occur after the date of this Agreement.

5.15 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ONE PARTY AGAINST THE OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DOCUMENT SECURITY SYSTEMS, INC.		Address for Notice:
200 Canal View Blvd., Suite 300
Rochester, NY 14623

By:	/s/ Jeffrey Ronaldi
Name:	Jeffrey Ronaldi
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOR HBD FOLLOWS]

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[HBD SIGNATURE PAGE TO SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Exchange Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.

HENGFAI BUSINESS DEVELOPMENT PTE LTD.		Address for Notice:
7 Temasek Boulevard
#29-01B Suntec Tower One
Singapore 038987

By:	/s/ Heng Fai Ambrose Chan
Name:	Heng Fai Ambrose Chan
Title:	Chief Executive Officer

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